EXHIBIT 23.1

                               to

                     REGISTRATION STATEMENT

                               on

                            FORM S-8

                    [The Consent of
                    Joe French & Associates, P.C.
                    is contained in the opinion
                    filed as Exhibit 5 hereto.]